Prospectus supplement dated May 27, 2016
to the following prospectus(es):
America's marketFLEX Annuity, America's marketFLEX Advisor Annuity, America's marketFLEX II Annuity, America's marketFlex Edge Annuity, and Nationwide Destination Freedom+ prospectuses dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on May 17-18, 2016, the Board of Trustees of Guggenheim Variable Funds Trust approved a plan of liquidation (the "Plan of Liquidation") for the Guggenheim Variable Funds Trust - Series M (Macro Opportunities Series) (the "Fund"). The Plan of Liquidation is subject to approval by the shareholders of the Fund at a shareholders’ meeting expected to be held on or about July 29, 2016. The liquidation of the Fund will occur only if the Plan of Liquidation is approved by shareholders. If approved, the liquidation of the Fund is expected to occur on or about August 5, 2016.
Therefore, effective on or about August 5, 2016, any remaining account value allocated to the Fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II.
PROS-0321